SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549


                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                         Date of Report:  March 20, 1997


                                LG&E ENERGY CORP.
             (Exact name of registrant as specified in its charter)


                  Kentucky           1-10568          61-1174555
               (State or other     (Commission     (I.R.S. Employer
               jurisdiction of    File Number)    Identification No.)
               incorporation)


                              220 West Main Street
                                 P.O. Box 32030
                              Louisville, KY 40232
                    (Address of principal executive offices)


                                 (502) 627-2000
                         (Registrant's telephone number)

Item 5.  Other Events.

On March 19, 1997, LG&E Energy Corp. announced that a federal bankruptcy court selected the Company's proposal to lease the generating assets of Big Rivers Electric Corporation in a court ordered auction. Under the terms of the proposal, the Company will lease the approximate $1.3 billion of generating assets of the Henderson, Ky.-based cooperative for 25 years and provide power to Big Rivers to serve its members cooperatives and their 90,000 customers at reduced rates.

Item 7(c).  Exhibits Filed.

Exhibit
Number               Description

99.01                News Release dated March 19, 1997.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LG&E ENERGY CORP.
Registrant

Date:  March 20, 1997                 /s/ John R. McCall
                                      John R. McCall
                                      Executive Vice President, General
                                      Counsel and Corporate Secretary